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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 29, 2003
                                                         ----------------

                              HANOVER DIRECT, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                            ------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                   13-0853260
   -----------------------------------                ----------------------
      (STATE OR OTHER JURISDICTION                      (I.R.S. EMPLOYER
            OF INCORPORATION)                         IDENTIFICATION NUMBER)


       115 RIVER ROAD, BUILDING 10
          EDGEWATER, NEW JERSEY                               07020
   -----------------------------------                    --------------
          (ADDRESS OF PRINCIPAL                             (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


 -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

     On January 29, 2003, Hanover Direct, Inc. (the "Company") issued a press release announcing unaudited revenue results for the fiscal year ended December 28, 2002 and the expansion of its brand offerings with Amazon.com during the first quarter of 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c) Exhibits.

Exhibit 20.1 - Press Release dated January 29, 2003 of the Company.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HANOVER DIRECT, INC.
                                             -----------------------------------
                                                          (Registrant)

January 29, 2003                             By:    /s/ Edward M. Lambert
                                             -----------------------------------
                                             Name:  Edward M. Lambert
                                             Title: Executive Vice President and
                                                    Chief Financial Officer